UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section l3 and l5(d) of the
Securities Exchange Act of l934

August 12, 2005
Date of report (date of earliest event reported)

Gateway Tax Credit Fund, Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-17711	59-2852555
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-4830
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On or before September 9, 2005, the Partnership intends to amend its Form 10-K for the annual periods ending March 31, 2004 and 2005 to reflect the correction of an error in the Report of Independent Registered Public Accounting Firm.  The auditors' opinion, as originally filed, incorrectly referenced reliance on the reports of certain other auditors.  The revised Report of Independent Registered Public Accounting Firm will delete the incorrect reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEWAY TAX CREDIT FUND, LTD. (a Florida Limited Partnership) By: Raymond James Tax Credit Funds, Inc.

Date: August 12, 2005	By:	/s/ Ronald M. Diner
Ronald M. Diner, President

Date: August 12, 2005	By:	/s/ Jonathan Oorlog
Jonathan Oorlog
Vice President
and Chief Financial Officer

Date: August 12, 2005	By:	/s/ Sandra C. Humphreys
Sandra C. Humphreys
Secretary and Treasurer